Exhibit 10.14
Delbert Humenik
8/14/17
Dear Del,
On behalf of SEMrush Inc., I am pleased to extend to you this Offer letter for the position of Chief Revenue Officer (CRO).
COMPENSATION
$225,000.00 annual base salary with a bonus of $125,000.00/year.
All flights to and from the US Trevose, PA office will be paid/expensed as needed; this includes hospitality expenses (hotels). All international travel will be expensed as well.
EMPLOYEE STATUS
Full Time (Exempt)
START DATE
August 14, 2017.
HEALTHCARE COVERAGE
Medical, vision and dental health coverage is provided in conjunction with the employee health coverage plan.
Provided health care will be made 30 days after the employee's start date. SEMrush Inc. and the employee will share expenses.
PAID TIME OFF (PTO)
Paid time off (PTO) is available for employees to take time off for any reason including vacation, sick or personal time. All employees will receive a prorated accrued PTO amount depending on the employee's hire date. All employees are eligible for a full 15 days of accrued PTO each year. After 5 years of fulltime employment with SEMrush Inc., the employee is eligible for 20 accrued PTO days.
PAID HOLIDAYS REMAINING FOR 2017
•Labor Day
•Thanksgiving Day
•Day after Thanksgiving
•Christmas Eve (half day)
•Christmas Day
•New Years' Eve (half day)

401K
All employees are eligible to opt-in to 401K plan starting 90 days from date of hire. All participates must be 21 years of age.
ADDITIONAL INFORMATION
If this start date does not accommodate your schedule, please contact Lauren Maurone directly with your proposed start date.
If you are accepting this position, please sign below and send back to Lauren Maurone via email to indicate your acceptance of this offer.
We are confident that you will make a significant contribution to the success of SEMrush Inc. department and we are truly excited at the prospect of you joining our team.
Looking forward to hearing from you!
Sincerely,
Lauren Maurone
HR Manager, Philadelphia Office
Direct: 855-814-4510 (Ext. 55513)
Email: lauren.maurone@semrush.com
I, Delbert Humenik, hereby accept the above offer of Chief Revenue Officer.

Employee Signature:		/s/ Delbert Humenik

Date:	08/14/2017